Exhibit 10.11

AMENDMENT TO

REGISTRATION RIGHTS AGREEMENT

This Amendment to Registration Rights Agreement (this “Amendment”) is made and entered into as of April 22, 2008, between Etelos, Incorporated, a Washington corporation (the “Company”), and each of the several purchasers signatory hereto (each such purchaser, a “Purchaser” and, collectively, the “Purchasers”).

RECITALS

WHEREAS, the Company and the Purchasers are parties to that certain Registration Rights Agreement dated January 31, 2008 (the “RRA”);

WHEREAS, contemporaneous with the execution of this Amendment, the Company and each of Purchasers are entering into a Securities Purchase Agreement of even date herewith (the “April 2008 Purchase Agreement”) pursuant to which each of the Purchaser is purchasing from the Company, and the Company is selling to the Purchasers, 6% Secured Convertible Debentures due April 30, 2010 (the “April 2008 Debentures”) and common stock purchase warrants (the “April 2008 Warrants”); and

WHEREAS, the Company and each Purchaser desire to amend the RRA as set forth herein.

The Company and each Purchaser hereby agrees as follows:

1.             Definitions.  Capitalized terms used and not otherwise defined herein that are defined in the RRA shall have the meanings given to such terms in the RRA.

2.             Amendment to Definition of Registrable Securities.  The term “Registrable Securities” as defined in Section 1 of the RRA is hereby amended to read in its entirety as follows:

“Registrable Securities” means (i) all of the shares of Common Stock issuable upon conversion in full of the Debentures (assuming on the date of determination the Debentures are converted in full without regard to any conversion limitations therein), (ii) all shares of Common Stock issuable as interest or principal on the Debentures assuming all permissible interest and principal payments are made in shares of Common Stock and the Debentures are held until maturity, (iii) all Warrant Shares (assuming on the date of determination the Warrants are exercised in full without regard to any exercise limitations therein), (iv) any additional shares of Common Stock issuable in connection with any anti-dilution provisions in the Debentures or the Warrants (in each case, without giving effect to any limitations on conversion set forth in the Debentures or limitations on exercise set forth in the Warrants), (v) if and when issued, the shares of Common Stock issuable pursuant to Section 4.15 of the Purchase Agreement, (vi) all of the shares of Common Stock issuable upon conversion in full of the April 2008 Debentures (assuming on the date of determination the April 2008 Debentures are converted in full without regard to any conversion limitations therein), (vii) all shares of Common Stock issuable as interest or principal on the April 2008 Debentures assuming all permissible interest and principal payments are made in shares of Common Stock and the April 2008 Debentures are held until maturity, (viii) all Warrant Shares (as such term is defined in the April 2008 Purchase Agreement) (assuming on the date of determination the April 2008 Warrants are exercised in full without regard to any exercise limitations therein), (ix) any additional shares of Common Stock issuable in connection with any anti-dilution provisions in the April 2008 Debentures or the April 2008 Warrants (in each case, without giving effect to any limitations on conversion set forth in the April 2008 Debentures or limitations on exercise set forth in the April 2008 Warrants), and (x) any securities issued or issuable upon any stock split, dividend or other distribution,  recapitalization or similar event with respect to the foregoing.

3.     Conflict.  In the event of a conflict between the provisions of this Amendment and the RRA, the provisions of this Amendment shall prevail and the provisions of the RRA shall be deemed modified by this Amendment as necessary to resolve such conflict.

4.     Effect of Amendment.  Except as expressly amended by this Amendment and/or by Section 3, the terms and provisions of the RRA shall continue in full force and effect.

5.     Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

ETELOS, INCORPORATED

By:	/s/ Jeffrey L. Garon
Name: Jeffrey L. Garon
Title: President and Chief Executive Officer

[SIGNATURE PAGE OF PURCHASERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO AMENDMENT TO RRA]

Name of Purchaser:	Enable Growth Partners LP

Signature of Authorized Signatory of Purchaser:	/s/ Brendan O’Neil

Name of Authorized Signatory:	Brendan O’Neil

Title of Authorized Signatory:	President and Chief Investment Officer

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AMENDMENT TO RRA]

Name of Purchaser:	Hudson Bay Fund LP

Signature of Authorized Signatory of Purchaser:	/s/ Yoav Roth

Name of Authorized Signatory:	Yoav Roth

Title of Authorized Signatory:	Principal and Portfolio Manager

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO AMENDMENT TO RRA]

Name of Purchaser:	Hudson Bay Overseas Fund LTD

Signature of Authorized Signatory of Purchaser:	/s/ Yoav Roth

Name of Authorized Signatory:	Yoav Roth

Title of Authorized Signatory:	Principal and Portfolio Manager